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                                                                    EXHIBIT 99.1


                              EMPLOYMENT AGREEMENT

        Employment Agreement dated as of October 13, 2005, between ABLE ENERGY, INC., a Delaware corporation (with its successors and assigns, referred to as the "Corporation"), and GREGORY D. FROST (hereinafter referred to as "FROST").

                              PRELIMINARY STATEMENT

        The Corporation desires to employ FROST as Chairman of the Board and Chief Executive Officer of the Corporation, and FROST wishes to be so employed by the Corporation, upon the terms and subject to the conditions set forth in this Agreement. The Corporation and FROST also wish to enter into the other agreements set forth in this Agreement, all of which are related to FROST's employment under this Agreement.

                                    AGREEMENT

        FROST and the Corporation therefore agree as follows:

        1. TERM OF EMPLOYMENT. The Corporation hereby employs FROST and FROST hereby accepts employment with the Corporation for the period (the "Initial Term") commencing on the date hereof (the "Commencement Date"), and ending on the first anniversary of the date hereof or upon the earlier termination of the Initial Term pursuant to Section 6. The Initial Term will be extended automatically for additional one year periods (each, an "Additional Term"; together with the Initial Term, the "Term"), subject to the rights of the parties generally to terminate this Agreement in accordance with the provisions of Section 6(a). The termination of the Term for any reason shall end FROST's employment under this Agreement, but, except as otherwise set forth herein, shall not terminate FROST's or the Corporation's other agreements in this Agreement.

        2. POSITION AND DUTIES. During the Term, FROST shall serve as Chairman of the Board and Chief Executive Officer of the Corporation. FROST shall also hold such additional positions and titles as the Board of Directors of the Corporation (the "Board") may determine from time to time, including positions and titles with subsidiaries of the Corporation. FROST shall report to the Board. During the Term, FROST shall devote the majority of his business time and attention to performing his duties hereunder; provided, however, that FROST shall not be precluded from spending time on other business and professional ventures and activities.

        3.      COMPENSATION.

                (A) BASE SALARY. The Corporation shall pay FROST compensation, beginning on the first day of the Initial Term and ending on the last day of the Initial Term, of not less than an aggregate of $250,000 per annum, payable in accordance with the Corporation's practices for other senior executives.

                (B)     OTHER AND ADDITIONAL COMPENSATION.

                        (i) Section 3(a) establishes the minimum base salary compensation during the Term and shall not preclude the Compensation Committee of the Board (the "Compensation Committee") and the Board from awarding FROST a higher base salary, commensurate with performance. Similarly, the Compensation Committee and the Board may award bonuses and stock options to FROST, in their discretion.


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                        (ii)    During the Term, FROST may also receive an
                                annual stock option grant, the exact number of which, as well as the vesting schedule, term and exercise price shall be determined annually by the Compensation Committee and the Board in their discretion.

                         (iii) During the Term, FROST may also receive an annual cash bonus based upon the attainment of agreed upon goals and milestones as determined and approved annually by the Compensation Committee and the Board.

        4.      EMPLOYEE BENEFITS.

                (A) GENERAL. During the Term, FROST shall receive and the Corporation shall be responsible for the payment and/or maintenance of the employee benefits generally available to senior executives of the Corporation, including profit sharing and pension plans, health, life and disability insurance, 4 weeks paid vacation, and those other benefits described in this
Section 4.

                (B) CORPORATION AUTOMOBILE. FROST shall have the use of a Corporation automobile appropriate for his position as the Chief Executive Officer of the Corporation or, alternatively, shall be reimbursed for the reasonable and customary monthly or upfront lease payments FROST makes on any existing personal automobile which FROST uses for business purposes. The Corporation shall reimburse FROST for gasoline expenses and all reasonable expenses related to the use and maintenance of such automobile, including insurance, on presentation of appropriate documentation.

                (C) ELECTRONIC EQUIPMENT. FROST shall be reimbursed for all home telephone expenses incurred on a separate telephone line in furtherance of the business of the Corporation provided that such line be used only for business purposes and FROST submits appropriate documentation for the expenses. The Corporation shall provide FROST with a home computer and laptop computer for business use, home internet access, and a mobile telephone and blackberry or other portable email device and shall reimburse FROST for all monthly expenses related thereto upon submission of appropriate documentation by FROST.

        5. EXPENSES. During the Term, the Corporation shall reimburse FROST for actual out-of-pocket expenses incurred by him in the performance of his services for the Corporation upon the receipt of appropriate documentation of such expenses. In addition, the Corporation will make available to FROST a company credit card for use by him for expenses related to the Corporation's business.

        6.      TERMINATION.

                (A) GENERAL; DEATH OR DISABILITY; NOTICE AND TIMING. The Term shall end immediately upon FROST's death, and for Cause or Disability, as defined in Section 7. Upon termination of the Term due to FROST's death or Disability, all compensation due FROST under this Agreement will cease, except for (i) payment of his base salary to him or his estate or representative for the remainder of the fiscal year in which his death or Disability occurred, (ii) additional benefits as set forth in Section 9. Any payments to FROST, his estate or representative in the event of death or Disability shall be reduced by any proceeds received from insurance obtained on his behalf by the Corporation. Upon the Corporation's termination of the Term for Cause, FROST shall have ten (10) days to cure said Cause, if curable. With respect to the termination of FROST pursuant to Section 6(e), the Corporation may elect to terminate this Agreement at any time during the


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Term by giving 90 days' prior written notice. With respect to termination by
FROST other than pursuant to Section 6(f), FROST may elect to terminate this Agreement at any time by giving 60 days' prior written notice at any time during the Term, and, upon such termination, all compensation due FROST under this Agreement will cease, except as set forth in Section 9.

                (B) NOTICE OF TERMINATION. The Corporation shall notify FROST in writing of its termination of his employment hereunder. The Corporation's failure to give notice under this Section 6(b) shall not, however, affect the validity of the Corporation's termination of the Term.

                (C) TERMINATION BY THE CORPORATION FOR CAUSE. If terminated by the Corporation for Cause, the Corporation shall describe to FROST the grounds for his termination. Upon the Corporation's termination of the Term for Cause, all compensation due FROST under this Agreement will cease, except as set forth in Section 9. Moreover, all options to purchase Common Stock of the Corporation shall expire upon such termination.

                (D) TERMINATION BY THE CORPORATION UPON A CHANGE OF CONTROL. In the event that the Corporation terminates its relationship with FROST within one (1) year of a "Change of Control", as defined in Section 7, FROST shall receive the following:

                        (i) an amount equal to twelve (12) months of base salary for the then current year (in addition to the base salary paid to FROST after the Corporation's delivery of notice of termination pursuant to Section 6(a) and the actual date of termination);
                        (ii)    Other Compensation (as defined in Section 9);
                                and
                        (iii) the full vesting of FROST's stock options, and extended exercisability thereof until their respective expiration dates.

FROST shall be entitled to the foregoing benefits once notice of termination is given by the Corporation, regardless of his subsequent Death, Disability or termination for Cause.

                (E) TERMINATION BY THE CORPORATION OTHER THAN UPON CHANGE OF CONTROL, DEATH, DISABILITY OR CAUSE. In the event that the Corporation terminates its relationship with FROST, including a termination by the Corporation effective upon the expiration of the Initial Term or an Additional Term but other than upon a Change of Control, Death, Disability or Cause, FROST shall receive the following:

                        (i) an amount equal to twelve (12) months of base salary for the then current year (in addition to the base salary paid to FROST after the Corporation's delivery of notice of termination pursuant to Section 6(a) and the actual date of termination);
                        (ii)    Other Compensation; and
                        (iii) the full vesting of FROST's stock options, and extended exercisability thereof until their respective expiration dates.

                (F) TERMINATION BY FROST UPON GOOD REASON OR CHANGE OF CONTROL. In the event FROST terminates his relationship with the Corporation for "Good Reason" as defined in Section 7, within one (1) year of the occurrence of the event which established the "Good Reason", or within one (1) year of a Change of Control, FROST shall receive the following:

                        (i) an amount equal to twelve (12) months of base salary for the then current year (in addition to the base salary paid to FROST after his delivery of notice of termination pursuant to Section 6(a) and the actual date of termination);


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                        (ii)    Other Compensation; and
                        (iii) the full vesting of FROST's stock options and warrants, and extended exercisability thereof until their respective expiration dates.

        FROST shall provide prior written notice to the Corporation of his termination pursuant to this Section 6(f), and such notice shall describe the particular "Good Reason(s)" at issue.

        7.      DEFINITIONS.

                (A) "CAUSE" DEFINED. "Cause" means (i) willful malfeasance or willful misconduct by FROST in connection with his employment; (ii) FROST's gross negligence in performing any of his duties under this Agreement; (iii) FROST's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any felony; (iv) FROST's habitual drunkenness or excessive absenteeism not related to illness; (iv) FROST's material breach of any written policy applicable to all employees adopted by the Corporation; or
(vi) material breach by FROST of any of his agreements in this Agreement.

                (B) "DISABILITY" DEFINED. "Disability" shall mean FROST's incapacity due to physical or mental illness that results in his being unable to substantially perform his duties hereunder for six consecutive months (or for six months out of any nine-month period). During a period of Disability, FROST shall continue to receive his base salary hereunder, provided that if the Corporation provides FROST with disability insurance coverage, payments of FROST's base salary shall be reduced by the amount of any disability insurance payments received by FROST due to such coverage. Upon termination, after the end of the period of Disability, all compensation due FROST under this Agreement shall cease, except as set forth in Section 9.

                (C) "CHANGE OF CONTROL" DEFINED. "Change of Control" shall mean the occurrence of any one or more of the following events:

                        (i) An acquisition (whether directly from the Corporation or otherwise) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding Voting Securities.

                        (ii) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty-one percent (51%) of the Board; or

                        (iii) Approval by the Board or stockholders of the Corporation of, or execution by the Corporation of any agreement with respect to, or the consummation of:

                                (A)     A merger, consolidation or
                reorganization involving the Corporation, where either or both of the events described in Section 7(c)(i) or 7(c)(ii) would be the result;

                                (B)     A liquidation or dissolution of or
                appointment of a receiver, rehabilitator, conservator or similar person for, the Corporation; or


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                                (C)     An agreement for the sale or other
                disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a subsidiary of the Corporation).

                        (iv) Notwithstanding the foregoing, a "Change of Control" shall not include any transaction between the Corporation and All American Plazas, Inc. ("All American") or any of its stockholders that results in any of the changes identified in Sections 7(c)(i)-(iii) hereof.

        Notwithstanding anything contained in this Agreement to the contrary, if FROST's employment is terminated prior to a Change in Control and FROST reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to FROST shall mean the date immediately prior to the date of such termination of FROST's employment.

                (D) "GOOD REASON" DEFINED. "Good Reason" shall mean the occurrence, whether or not after a Change in Control, of any of the events or conditions described below:

                        (i) a change in FROST's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from his status, title, position or responsibilities as in effect immediately prior to such change; the assignment to FROST of any duties or responsibilities which are inconsistent with his status, title, position or responsibilities as in effect immediately prior to such change; or any removal of FROST from any of such offices or positions;

                        (ii) the Corporation's requiring FROST to be based more than 50 miles from New York City, except for reasonably required travel on the Corporation's business which is not materially greater than such travel requirements prior to such time; or

                        (iii) any material breach by the Corporation of any provision of this Agreement which is not cured within ten (10) days after the receipt of written notice by the Corporation of a description of the breach.

        8. PAYMENT TERMS. Payment of any amounts to which FROST shall be entitled pursuant to the provisions of Sections 6 and 7 shall be made no later than sixty (60) days following receipt of notice of termination or the event giving rise to such termination. Any amounts payable pursuant to Sections 6 and 7 which are not made within the period specified in this Section 8 shall bear interest at a rate equal to the lesser of (i) the maximum interest rate allowable pursuant to applicable law or (ii) five points above the "prime rate" of interest as published from time-to-time in the Eastern Edition of the Wall Street Journal.

        9.      BENEFITS.

                (A) GENERAL. Except if FROST resigns without Good Reason (other than retirement on or after the age of 62), in the event FROST's employment with the Corporation is terminated for any reason prior to the end of the Term, FROST and his dependents, if any, will continue to participate in any group health plan sponsored by the Corporation in which FROST was participating on the date of such termination, at a cost to FROST and his dependents equal to the amount charged by the Corporation to similarly situated employees while employed by the Corporation, for the remainder of the Initial Term or, if termination occurs within an Additional Term, for the remainder of such Additional Term. Thereafter, FROST and his dependents, if any, shall be entitled to elect to continue such health coverage, at a cost to FROST and his


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dependents equal to the amount charged by the Corporation to similarly situated employees while employed by the Corporation, for the longest period of time permitted by the agents of the Corporation who arrange for such health coverage, with such period to last at least twelve (12) months from the date of termination. Upon termination for any reason, in addition to any payments to which FROST may be entitled upon termination of his Employment pursuant to any provision of this Agreement, FROST shall be entitled to any benefits under any pension, supplemental pension, savings, or other employee benefit plan (other than life insurance) in which FROST was participating on the date of any such termination.

                (B)     OTHER BENEFITS. In addition to the rights provided in
Section 9(a), in the event of a termination of FROST's employment for any reason, FROST shall retain his use of the Corporation automobile provided under
Section 4(b) for the remainder of its lease term. Such benefits, together with the benefits provided in Section 9(a), shall be referred to herein, collectively, as "Other Compensation".

        10.     CONFIDENTIALITY.

                (A) "CORPORATION INFORMATION" DEFINED. "CORPORATION INFORMATION" means all information, knowledge or data of or pertaining to (i) the Corporation, its employees and all work undertaken on behalf of the Corporation, and (ii) any other person, firm, corporation or business organization with which the Corporation may do business during the Term, that is not in the public domain (and whether relating to methods, processes, techniques, discoveries, pricing, marketing or any other matters).

                (B) CONFIDENTIALITY. FROST hereby recognizes that the value of all trade secrets and other proprietary data and all other information of the Corporation not in the public domain disclosed by the Corporation in the course of his employment with the Corporation is attributable substantially to the fact that such confidential information is maintained by the Corporation in strict confidentiality and secrecy and would be unavailable to others without the expenditure of substantial time, effort or money. FROST therefore, except as provided in the next two sentences, covenants and agrees that all Corporation Information shall be kept secret and confidential at all times during and after the end of the Term and shall not be used or divulged by him outside the scope of his employment as contemplated by this Agreement, except as the Corporation may otherwise expressly authorize by action of the Board. In the event that FROST is requested in a judicial, administrative or governmental proceeding to disclose any of the Corporation Information, FROST will promptly so notify the Corporation so that the Corporation may seek a protective order or other appropriate remedy and/or waive compliance with this Agreement. If disclosure of any of the Corporation Information is required, FROST may furnish the material so required to be furnished, but FROST will furnish only that portion of the Corporation Information that legally is required.

        11.     SUCCESSORS AND ASSIGNS.

                (A) FROST. This Agreement is a personal contract, and the rights and interests that the Agreement accords to FROST may not be sold, transferred, assigned, pledged, encumbered, or hypothecated by him. All rights and benefits of FROST shall be for the sole personal benefit of FROST, and no other person shall acquire any right, title or interest under this Agreement by reason of any sale, assignment, transfer, claim or judgment or bankruptcy proceedings against FROST. Except as so provided, this Agreement shall inure to the benefit of and be binding upon FROST and his personal representatives, distributees and legatees.

                (B) THE CORPORATION. This Agreement shall be binding upon the Corporation and inure to the benefit of the Corporation and of its successors and assigns.

        12. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties concerning FROST's employment with the Corporation and supersedes all prior negotiations, discussions,


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understandings and agreements, whether written or oral, between FROST and the
Corporation relating to the subject matter of this Agreement.

        13. AMENDMENT OR MODIFICATION; WAIVER. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing signed by FROST and by a duly authorized officer of the Corporation. No waiver by any party to this Agreement of any breach by another party of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

        14. NOTICES. Any notice to be given under this Agreement shall be in writing and delivered personally or sent by overnight courier or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below, or to such other address of which such party subsequently may give notice in writing:

If to FROST:                    GREGORY D. FROST
                                Ferber Frost Chan and Essner, LLP
                                530 Fifth Avenue
                                New York, NY 10036

If to the Corporation:          198 Green Pond Road
                                Rockaway, NJ 07866
                                Attention: Chief Financial Officer

with a copy to:                 Eilenberg & Krause LLP
                                11 East 44th Street
                                New York, NY 10017
                                Attention: Adam D. Eilenberg, Esq.

        Any notice delivered personally or by overnight courier shall be deemed given on the date delivered and any notice sent by registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date mailed.

        15. SEVERABILITY. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable shall not be affected, and each provision of this Agreement shall be validated and shall be enforced to the fullest extent permitted by law. If for any reason any provision of this Agreement containing restrictions is held to cover an area or to be for a length of time that is unreasonable or in any other way is construed to be too broad or to any extent invalid, such provision shall not be determined to be entirely null, void and of no effect; instead, it is the intention and desire of both the Corporation and FROST that, to the extent that the provision is or would be valid or enforceable under applicable law, any court of competent jurisdiction shall construe and interpret or reform this Agreement to provide for a restriction having the maximum enforceable area, time period and such other constraints or conditions (although not greater than those contained currently contained in this Agreement) as shall be valid and enforceable under the applicable law.

        16. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.


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        17.     HEADINGS. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience of reference, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

        18. WITHHOLDING TAXES. All salary, benefits, reimbursements and any other payments to FROST under this Agreement shall be subject to all applicable payroll and withholding taxes and deductions required by any law, rule or regulation of and federal, state or local authority.

        19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together constitute one and same instrument.

        20. APPLICABLE LAW; JURISDICTION. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, without reference to rules relating to conflicts of law. Any suit, action or proceeding against FROST with respect to this Agreement, or any judgment entered by any court in respect thereof, may be brought in any court of competent jurisdiction in the State of New York, as the Corporation may elect in its sole discretion, and FROST hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment.

          [THE BALANCE OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        /s/ Gregory D. Frost
                                        ----------------------------------------
                                        GREGORY D. FROST


                                        ABLE ENERGY, INC.

                                        By:     /s/ Christopher Westad
                                                --------------------------------
                                                Name:  Christopher Westad
                                                Title: President


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